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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                      ----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


               Date of Report (Date of earliest event reported):
                               October 19, 2000
                               ----------------


                            United Bankshares, Inc.
                            -----------------------
            (Exact name of registrant as specified in its charter)


         West Virginia                    No. 0-13322             55-0641179
-------------------------------    ------------------------  -------------------
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer
incorporation or organization)                               Identification No.)


                               300 United Center
                           500 Virginia Street, East
                        Charleston, West Virginia 25301
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                   (Address of Principal Executive Offices)


                                (304) 424-8800
                                --------------
             (Registrant's telephone number, including area code)


                                Not Applicable
                                --------------
            (Former name or address, if changed since last report)

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Item 5. Other Events
--------------------

     On October 19, 2000 United Bankshares, Inc. ("United") announced its earnings for the third quarter and first nine months of 2000. A copy of the press release is attached as Exhibit 99.1 to this report. Additionally, United provided supplemental financial information for analysts and other interested investors which is attached as Exhibit 99.2 to this report.


Item 7. Financial Statements and Exhibits
-----------------------------------------

     (c) Exhibits

         99.1 Press Release, dated October 19, 2000, issued by United Bankshares, Inc.

         99.2  Unaudited Supplemental Financial Information
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                                  SIGNATURES
                                  ----------


     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 UNITED BANKSHARES, INC.


Date: October 19, 2000           By: /s/ Steven E. Wilson
      ----------------               -----------------------------------------
                                     Steven E. Wilson, Executive Vice
                                     President, Treasurer, Secretary and Chief
                                     Financial Officer